UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2026

QXO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38063	16-1633636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five American Lane Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 888-998-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	QXO	New York Stock Exchange
Depositary Shares, each representing a 1/20th interest in a share of 5.50% Series B Mandatory Convertible Preferred Stock, par value $0.001 per share	QXO.PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On April 18, 2026, QXO, Inc., a Delaware corporation (“QXO”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TopBuild Corp., a Delaware corporation (“TopBuild”), Titanium MergerCo, Inc., a Delaware corporation and wholly owned subsidiary of QXO (“Titanium Merger Sub”) and Titanium MergerCo 2, LLC, a Delaware limited liability company and wholly owned subsidiary of QXO (“Forward Merger Sub”).

The TopBuild board has unanimously approved the Merger Agreement and has recommended that the stockholders of TopBuild adopt the Merger Agreement. The QXO board has unanimously approved the Merger Agreement and resolved to recommend the approval of the issuance of shares of common stock, par value $0.00001 per share, of QXO (the “QXO Shares”) pursuant to the Merger Agreement (the “QXO Share Issuance”) to QXO’s stockholders.

The Mergers. Pursuant to the Merger Agreement, and subject to the satisfaction or waiver of certain customary conditions set forth therein, (i) Titanium Merger Sub will be merged with and into TopBuild (the “Titanium Merger”), with TopBuild surviving the Titanium Merger as a wholly owned subsidiary of QXO and (ii) immediately thereafter, TopBuild will be merged with and into Forward Merger Sub (the “Forward Merger” and, together with the Titanium Merger, the “Mergers”), with Forward Merger Sub surviving the Forward Merger as a wholly owned subsidiary of QXO.

Merger Consideration. Pursuant to the Merger Agreement, at the effective time of the Titanium Merger (the “Titanium Merger Effective Time”), each share of common stock, par value $0.01 per share, of TopBuild (the “TopBuild Shares”) issued and outstanding immediately prior to the Titanium Merger Effective Time (other than (i) TopBuild Shares owned by QXO, Titanium Merger Sub, Forward Merger Sub or any other wholly owned subsidiary of QXO, (ii) TopBuild Shares held in treasury or held by any wholly owned subsidiary of TopBuild (each of the TopBuild Shares in clauses (i) and (ii), a “Cancelled Share” and collectively, “Cancelled Shares”) and (iii) TopBuild Shares held by stockholders of TopBuild who have validly exercised their appraisal rights under the Delaware General Corporation Law), will be automatically converted into the right to receive, pursuant to a properly made election that has actually been received by the exchange agent and not revoked prior to the election deadline to be determined by QXO and TopBuild, and subject to the election and proration procedures set forth in the Merger Agreement, one of the following forms of consideration: (i) an amount in cash equal to $505.00 (the “Cash Consideration”) or (ii) 20.200 QXO Shares (the “Stock Consideration”). TopBuild Shares in respect of which no cash election or stock election is validly made will be deemed to be TopBuild Shares in respect of which stock elections have been made.

The maximum number of TopBuild Shares to be converted into the right to receive the Cash Consideration will be equal to forty-five percent (45%) of the aggregate number of TopBuild Shares issued and outstanding immediately prior to the Titanium Merger Effective Time (other than Cancelled Shares). The maximum number of TopBuild Shares to be converted into the right to receive the Stock Consideration will be equal to fifty-five percent (55%) of the aggregate number of TopBuild Shares issued and outstanding immediately prior to the Titanium Merger Effective Time (other than Cancelled Shares), which maximum number may be increased (but not decreased) by QXO in its sole discretion. As a result, the form of consideration a TopBuild stockholder elects to receive may be adjusted pursuant to the proration procedures set forth in the Merger Agreement such that such TopBuild stockholder may receive, in part, a different form of consideration than the form of consideration elected.

Treatment of Outstanding Equity Awards. Pursuant to the terms of the Merger Agreement:

(i)	each option to purchase TopBuild Shares outstanding and not yet exercised whether vested or unvested (each, a “TopBuild Option”), shall, by virtue of the Titanium Merger and without any action on the part of the holder thereof, be cancelled and converted into the right to receive QXO Shares equal to (a) the total TopBuild Shares subject to such TopBuild Option as of immediately prior to the Titanium Merger Effective Time, multiplied by (b) the quotient obtained by dividing (x) the excess, if any, of (1) the Cash Consideration minus (2) the exercise price per TopBuild Share applicable to such TopBuild Option by (y) $25.00, with such QXO Shares to be delivered as soon as reasonably practicable (but no later than 10 calendar days) after the Titanium Merger Effective Time;

(ii)	each outstanding award of TopBuild Shares that is subject to vesting conditions shall be fully vested and the holder thereof shall be entitled to receive the Per Share Merger Consideration (as defined in the Merger Agreement); and

(iii)	each (1) outstanding award of restricted stock units for which vesting is solely based on service-based conditions (each, an “RSU Award”) and (2) outstanding award of restricted stock units for which vesting is based on service-based conditions and performance-based conditions (each, a “PSU Award”), will be converted into corresponding QXO equity awards (and, with respect to each PSU Award, with the performance-based vesting condition deemed satisfied at target and being converted into an award of QXO restricted stock units for which vesting is based solely on service-based conditions), in each case, based on an equity award exchange ratio equal to the Stock Consideration. Such converted awards will, in each case, remain subject to the same terms and conditions that applied to such awards (excluding performance-based vesting terms) immediately prior to the Titanium Merger Effective Time; provided that any amounts relating to accrued and unpaid dividend equivalent rights corresponding to an RSU Award or a PSU Award will be converted into dividend equivalent rights on the corresponding QXO equity awards and any dividend equivalents that are payable with respect to such converted awards following the Titanium Merger Effective Time will be paid within 30 days following vesting.

Closing Conditions. The consummation of the Mergers is subject to the satisfaction or waiver of the following closing conditions, including, among other things, (i) adoption by TopBuild’s stockholders of the Merger Agreement (the “TopBuild Stockholder Approval”), (ii) the approval of the QXO Share Issuance by QXO’s stockholders (the “QXO Stockholder Approval”), (iii) the QXO Shares issued as Stock Consideration being approved for listing on the New York Stock Exchange, (iv) the expiration or termination of any applicable waiting period (and any extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), and other specified regulatory clearances, (v) the absence of any law, order, injunction or decree in effect that restrains, enjoins or otherwise prohibits consummation of the Mergers, (vi) the effectiveness of a registration statement of QXO relating to the registration under the Securities Act of 1933, as amended, of the QXO Share Issuance, (vii) the accuracy of the parties’ respective representations and warranties in the Merger Agreement, subject to specified materiality qualifications, (viii) compliance by the parties with their respective covenants in the Merger Agreement in all material respects, (ix) an opinion of counsel to the effect that the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and (x) the absence of a material adverse effect with respect to TopBuild or QXO since the date of the Merger Agreement.

Representations, Warranties and Covenants; Non-Solicit; Board Representation. The Merger Agreement contains customary representations, warranties and covenants of TopBuild, QXO, Titanium Merger Sub and Forward Merger Sub, including, among others, covenants by each of TopBuild and QXO regarding the conduct of its business during the pendency of the transactions contemplated by the Merger Agreement and other matters. QXO, TopBuild and their affiliates and representatives are required, among other things, not to solicit alternative acquisition proposals and, subject to certain customary exceptions, not to engage in, authorize or knowingly permit discussions or negotiations regarding an alternative acquisition proposal.

The Merger Agreement also provides that prior to the Titanium Merger Effective Time, QXO will increase the size of its board in order to cause one current member of the TopBuild board to be appointed to the QXO board at the Titanium Merger Effective Time.

Termination; Termination Fee. The Merger Agreement contains certain customary termination rights in favor of each of TopBuild and QXO, including among others, if (i) the QXO Stockholder Approval or the TopBuild Stockholder Approval is not obtained, (ii) prior to the stockholder meeting of the other party, the QXO board or the TopBuild board, as applicable, has changed its recommendation in connection with the Mergers, or has failed to make or reaffirm such recommendation in certain circumstances and (iii) prior to the stockholder meeting of the other party, such party materially breaches its covenants not to solicit alternative proposals. In addition, either TopBuild or QXO may terminate the Merger Agreement if, subject to certain limitations, the Titanium Merger has not been consummated by January 17, 2027. In addition, the Merger Agreement provides that TopBuild and QXO, as the case may be, is obligated to pay the other party a termination fee equal to $600 million in cash under specified circumstances, including in the event (1) the Merger Agreement is terminated by the other party prior to the receipt of such party’s required stockholder approval because such party materially breached its covenants not to solicit alternative proposals, (2) the Merger Agreement is terminated by the other party prior to the stockholder meeting of the other party, in the event the QXO board or the TopBuild board, as applicable, has changed its recommendation in connection with the Mergers, or has failed to make or reaffirm such recommendation in certain circumstances or (3) in certain circumstances, the Merger Agreement is terminated and on or after the date of the Merger Agreement and prior to such termination an acquisition proposal was publicly announced (and not publicly withdrawn) and TopBuild or QXO, as applicable, enters into a definitive agreement with respect to, or consummates the transactions contemplated by, an acquisition proposal within 12 months following such termination.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the Merger Agreement. A copy of the Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors and security holders with information regarding the terms of the Merger Agreement and are not intended to provide any other factual information about TopBuild, QXO or their respective subsidiaries or affiliates. The representations and warranties contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by the parties to each other. Investors should not rely on the representations and warranties contained in the Merger Agreement as characterizations of the actual state of facts or condition of TopBuild, QXO or any of their respective subsidiaries, affiliates or businesses.

Item 8.01	Other Events.

Press Release

On April 19, 2026, QXO and TopBuild issued a joint press release announcing QXO’s and TopBuild’s entry into a definitive merger agreement. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Investor Presentation

On April 20, 2026, QXO announced the posting of a recorded investor presentation to provide additional detail regarding the transaction. A copy of the presentation is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Commitment Letter

On April 18 2026, QXO Building Products, Inc., a subsidiary of QXO entered into a debt commitment letter with Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”), Wells Fargo Bank, National Association and Wells Fargo Securities, LLC (together with Wells Fargo Bank, National Association, “Wells Fargo”) and Barclays Bank PLC (“Barclays” and, together with Morgan Stanley and Wells Fargo, the “Banks”) pursuant to which the Banks committed to provide (i) a $3.0 billion senior secured term loan facility and (ii) $3.0 billion of bridge financing, in each case, subject to conditions customary for transactions of this type. QXO expects to replace the bridge financing commitments with permanent debt financing prior to the Titanium Merger Effective Time.

Voting Agreement

In connection with the execution of the Merger Agreement, on April 18, 2026, TopBuild entered into a voting agreement (the “Voting Agreement”) with Jacobs Private Equity II, LLC (the “Supporting Stockholder”), under which the Supporting Stockholder agreed, among other things, to vote, or cause to be voted, all of the QXO Shares and Convertible Perpetual Preferred Stock, par value $0.001 per share, of QXO beneficially owned by such Supporting Stockholder in favor of the QXO Share Issuance and any other matter or action necessary for the consummation of the transactions contemplated under the Merger Agreement. The Voting Agreement also contains restrictions on, among other things, the transfer of securities of QXO held by the Supporting Stockholder. The Voting Agreement will terminate in certain circumstances, including upon the effective time of the Forward Merger, the termination of the Merger Agreement in accordance with its terms or the time that the QXO Stockholder Approval has been obtained.

The foregoing description of the Voting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the Voting Agreement. A copy of the Voting Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Voting Agreement and the above description of the Voting Agreement have been included to provide investors and security holders with information regarding the terms of the Voting Agreement and are not intended to provide any other factual information about the Supporting Stockholder, TopBuild, QXO or their respective subsidiaries or affiliates. The representations and warranties contained in the Voting Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Voting Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by the parties to each other. Investors should not rely on the representations and warranties contained in the Voting Agreement as characterizations of the actual state of facts or condition of the Supporting Stockholder, TopBuild, QXO or any of their respective subsidiaries, affiliates or businesses.

Cautionary Statement Regarding Forward-Looking Information

This communication contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals, the expected timing of the closing of the proposed acquisition, the anticipated benefits of the proposed acquisition, including synergies, and expected future financial position, total addressable market, positions in building product verticals and results of operations, are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others: (i) the risk that the proposed acquisition of TopBuild may not be completed on the anticipated terms in a timely manner or at all; (ii) the failure to satisfy any of the conditions to the consummation of the proposed acquisition, including the risk that the required shareholder approvals may not be obtained; (iii) the effect of the pendency of the proposed acquisition on each of QXO’s and TopBuild’s business relationships with employees, customers, or suppliers, or on operating results or the businesses generally; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the acquisition agreement for TopBuild, including circumstances that require the payment of a termination fee; (v) the possibility that the proposed acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events, significant transaction costs or unknown liabilities; (vi) potential litigation and/or regulatory action relating to the proposed acquisition; (vii) the risk that the anticipated benefits of the proposed acquisition may not be fully realized or may take longer to realize than expected; (viii) the impacts of legislative, regulatory, economic, competitive or technological changes; (ix) QXO’s ability to finance the proposed acquisition; (x) unknown liabilities and uncertainties regarding general economic, market sector, competitive, legal, regulatory, tax and geopolitical conditions; and (xi) those risks and uncertainties set forth in QXO’s and TopBuild’s filings with the Securities and Exchange Commission (the "SEC"), including each company’s Annual Report on Form 10-K for the year ended December 31, 2025 and any subsequent Quarterly Reports on Form 10-Q. Forward-looking statements should not be relied on as predictions of future events, and these statements are not guarantees of performance or results. Forward-looking statements herein speak only as of the date each statement is made. Neither QXO nor TopBuild undertakes any obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.

Important Information for Investors and Stockholders

In connection with the proposed acquisition, QXO expects to file a registration statement on Form S-4 with the SEC containing a preliminary prospectus of QXO that also constitutes a preliminary joint proxy statement of each of QXO and TopBuild. After the registration statement is declared effective, each of QXO and TopBuild will mail a definitive joint proxy statement/prospectus to stockholders of QXO and TopBuild, respectively. This communication is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that QXO or TopBuild may file with the SEC in connection with the proposed acquisition. INVESTORS AND SECURITY HOLDERS OF QXO AND TOPBUILD ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the joint proxy statement/prospectus (when available) and other documents filed with the SEC by QXO or TopBuild through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by QXO will be available free of charge on QXO’s website at https://investors.qxo.com and copies of the documents filed with the SEC by TopBuild will be available free of charge on TopBuild’s website at https://www.topbuild.com/investors. Additionally, copies may be obtained by contacting the investor relations department of QXO or TopBuild.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

QXO and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from QXO’s stockholders in connection with the proposed acquisition. Information regarding QXO’s directors and its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation” contained in QXO’s definitive proxy statement on Schedule 14A for QXO’s 2026 annual meeting of stockholders, which was filed with the SEC on March 24, 2026. To the extent holdings of QXO’s securities by its directors or executive officers have changed since the applicable “as of” date described in its 2026 proxy statement, such changes will be reflected on Statements of Beneficial Ownership on Form 4 filed with the SEC.

TopBuild and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from TopBuild's stockholders in connection with the proposed acquisition. Information regarding TopBuild's directors and its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Common Stock Ownership of Officers, Directors and Significant Shareholders,” “Compensation Committee Report,” and “Director Compensation” contained in TopBuild's definitive proxy statement on Schedule 14A for TopBuild's 2026 annual meeting of stockholders, which was filed with the SEC on March 17, 2026. To the extent holdings of TopBuild's securities by its directors or executive officers have changed since the applicable “as of” date described in its 2026 proxy statement, such changes will be reflected on Statements of Beneficial Ownership on Form 4 filed with the SEC.

The information regarding the interests of such participants in the solicitation of proxies in respect of the proposed acquisition will be included in the registration statement and joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 18, 2026, by and among QXO, Inc., TopBuild Corp., Titanium MergerCo, Inc. and Titanium MergerCo 2, LLC.*
10.1	Voting Agreement, dated as of April 18, 2026, by and between TopBuild Corp. and Jacobs Private Equity II, LLC.
99.1	Joint Press Release, dated April 19, 2026.
99.2	Investor Presentation, dated April 19, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and/or exhibits have been omitted pursuant to Instruction 4 to Item 1.01 of Form 8-K. QXO agrees to furnish supplementally a copy of any omitted schedules and/or exhibits to the SEC on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2026

QXO, INC.

By:	/s/ Christopher Signorello
	Name:	Christopher Signorello
	Title:	Chief Legal Officer